ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

Supplement dated January 28, 2019 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Advanced Strategies Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus.

Effective immediately, Steve Rodosky will replace Jeremie Banet as a Portfolio Manager for the Portfolios. Mihir Worah, Andrew Balls, Sachin Gupta and Lorenzo Pagani, PhD will continue to serve as portfolio managers for the Portfolios.

To reflect these changes, the Summary Prospectus is hereby revised as follows:

I.All references and information pertaining to Jeremie Banet is hereby deleted.

II.The table in the section of the Summary Prospectus relating to the Portfolio entitled "Management of the Portfolio" is hereby revised by deleting the information regarding Jeremie Banet and adding the following information with respect to Steve Rodosky:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Managers
PGIM Investments	Pacific Investment	Steve Rodosky	Managing Director,	January 2019
LLC	Management		Portfolio Manager
Company,
LLC
AST Investment
Services, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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